UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  September 27, 2004

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2004, providing for, inter alia, the issuance of First Franklin Mortgage Loan Trust 2004-FFB, Home Equity Pass-Through Certificates, Series 2004-FFB)

              Credit Suisse First Boston Mortgage Securities Corp.
             (Exact Name of registrant as specified in its charter)

         Delaware                      333-115435-02              13-3320910
(State or Other Jurisdication    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

11 Madison Avenue, New York, New York                               10010
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code, is: (212) 538-3000
                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2004 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

    On September 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on September 27, 2004 is filed as
               Exhibit 99.1 hereto.

Credit Suisse First Boston  Mortgage  Securities  Corp.
First Franklin  Mortgage Loan Trust 2004-FFB
Home Equity Pass-Through Certificates, Series 2004-FFB
-------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: September 29, 2004               By:   /s/  Annette Marsula
                                  ---------------------------------------
                                       Annette Marsula
                                       Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         September 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on September 27, 2004


                   First Franklin Mortgage Loan Trust 2004-FFB
             Home Equity Pass-Through Certificates, Series 2004-FFB
                           Statement to Certificate Holders
                                  September 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00      98,207,781.45   2,857,035.46      340,985.60     3,198,021.06     0.00      0.00       95,350,745.99
A2       165,400,000.00     161,447,794.29   6,277,030.64      265,648.89     6,542,679.53     0.00      0.00      155,170,763.65
A3        30,000,000.00      30,000,000.00           0.00      106,600.00       106,600.00     0.00      0.00       30,000,000.00
A4        25,120,000.00      25,120,000.00           0.00      116,033.47       116,033.47     0.00      0.00       25,120,000.00
AR               100.00               0.00           0.00            0.00             0.00     0.00      0.00                0.00
ARL              100.00               0.00           0.00            0.00             0.00     0.00      0.00                0.00
M1         6,900,000.00       6,900,000.00           0.00       30,929.25        30,929.25     0.00      0.00        6,900,000.00
M2        31,390,000.00      31,390,000.00           0.00      151,998.11       151,998.11     0.00      0.00       31,390,000.00
M3         8,150,000.00       8,150,000.00           0.00       39,464.31        39,464.31     0.00      0.00        8,150,000.00
M4        27,400,000.00      27,400,000.00           0.00      132,677.54       132,677.54     0.00      0.00       27,400,000.00
M5         7,740,000.00       7,740,000.00           0.00       37,478.99        37,478.99     0.00      0.00        7,740,000.00
B         16,311,323.00      16,311,323.00           0.00       78,983.44        78,983.44     0.00      0.00       16,311,323.00
P                100.00             100.00           0.00      228,434.56       228,434.56     0.00      0.00              100.00
TOTALS   418,411,623.00     412,666,998.74   9,134,066.10    1,529,234.16    10,663,300.26     0.00      0.00      403,532,932.64

AIO1     100,000,000.00      98,207,781.45           0.00      134,560.65       134,560.65     0.00      0.00       95,350,745.99
AIO2     165,400,000.00     161,447,794.29           0.00      516,121.07       516,121.07     0.00      0.00      155,170,763.65
AIO3      30,000,000.00      30,000,000.00           0.00       38,667.38        38,667.38     0.00      0.00       30,000,000.00
AIO4      25,120,000.00      25,120,000.00           0.00        5,603.76         5,603.76     0.00      0.00       25,120,000.00
M1IO       6,900,000.00       6,900,000.00           0.00        2,482.25         2,482.25     0.00      0.00        6,900,000.00
X1       418,411,423.26     412,666,999.00           0.00            0.00             0.00     0.00      0.00      404,396,690.52
X2                 0.00               0.00           0.00            0.00             0.00     0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                        CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL            CLASS PASS-THRU RATE
--------------------------------------------------------------------------------------------------          ----------------------
A1     22541SQV3       982.07781450     28.57035460        3.40985600       31.98021060    953.50745990         A1      4.166500 %
A2     22541STB4       976.10516499     37.95060846        1.60609970       39.55670816    938.15455653         A2      1.795000 %
A3     22541STC2     1,000.00000000      0.00000000        3.55333333        3.55333333  1,000.00000000         A3      4.264000 %
A4     22541STD0     1,000.00000000      0.00000000        4.61916680        4.61916680  1,000.00000000         A4      5.543000 %
AR     22541SQX9         0.00000000      0.00000000        0.00000000        0.00000000      0.00000000         AR      0.000000 %
ARL    22541SQY7         0.00000000      0.00000000        0.00000000        0.00000000      0.00000000         ARL     0.000000 %
M1     22541SQZ4     1,000.00000000      0.00000000        4.48250000        4.48250000  1,000.00000000         M1      5.379000 %
M2     22541SRA8     1,000.00000000      0.00000000        4.84224626        4.84224626  1,000.00000000         M2      5.810695 %
M3     22541SRB6     1,000.00000000      0.00000000        4.84224663        4.84224663  1,000.00000000         M3      5.810695 %
M4     22541SRC4     1,000.00000000      0.00000000        4.84224599        4.84224599  1,000.00000000         M4      5.810695 %
M5     22541SRD2     1,000.00000000      0.00000000        4.84224677        4.84224677  1,000.00000000         M5      5.810695 %
B      22541SRE0     1,000.00000000      0.00000000        4.84224609        4.84224609  1,000.00000000         B       5.810695 %
P      22541SRF7     1,000.00000000      0.00000000  2,284,345.600000  2,284,345.600000  1,000.00000000         P       5.810695 %
TOTALS                 986.27039990     21.83033548        3.65485583       25.48519131    964.44006442

AIO1   22541STE8       982.07781450      0.00000000        1.34560650        1.34560650    953.50745990         AIO1    1.644195 %
AIO2   22541STF5       976.10516499      0.00000000        3.12044178        3.12044178    938.15455653         AIO2    3.836195 %
AIO3   22541STG3     1,000.00000000      0.00000000        1.28891267        1.28891267  1,000.00000000         AIO3    1.546695 %
AIO4   22541STH1     1,000.00000000      0.00000000        0.22307962        0.22307962  1,000.00000000         AIO4    0.267695 %
M1IO   22541STJ7     1,000.00000000      0.00000000        0.35974638        0.35974638  1,000.00000000         M1IO    0.431695 %
X1     22541SRG5       986.27087135      0.00000000        0.00000000        0.00000000    966.50489934         X1      0.000000 %
---------------------------------------------------------------------------------------------------------- ---------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  JON SARANITI
               JPMorgan Chase Bank - Structured Finance Services
                             4 NY PLAZA, 6TH FLOOR,
                            New York, New York 10004
                              Tel: (212) 623-4527
                              Fax: (212) 623-5930
                       Email: jon.c.saraniti@jpmorgan.com

Sec. 4.06(a)(i)           Principal Remittance Amount                                                                8,270,308.48

                          Scheduled Principal Payments                                                                 228,607.70

                          Principal Prepayments                                                                      7,993,947.78

                          Curtailments                                                                                  47,631.42

                          Curtailment Interest Adjustments                                                                 121.58

                          Repurchase Principal                                                                               0.00

                          Substitution Amounts                                                                               0.00

                          Net Liquidation Proceeds                                                                           0.00

                          Insurance Proceeds                                                                                 0.00

                          Other Principal Adjustments                                                                        0.00

                          Gross Interest                                                                             3,325,593.43

                          Recoveries From Prior Loss Determinations                                                          0.00

                          Reimbursements of Non-Recoverable Advances Previously Made                                         0.00

                          Recovery of Reimbursements Previously Deemed Non-Recoverable                                       0.00

Prepayment Penalties      Number of Loans with Respect to which Prepayment Penalties were Collected (Total)                   101

                          Balance of Loans with Respect to which Prepayment Penalties were Collected                 5,935,575.00

                          Amount of Prepayment Penalties Collected                                                     228,434.08

                          Beginning Number of Loans Outstanding                                                             8,605

                          Beginning Aggregate Loan Balance                                                         412,666,999.00

                          Ending Number of Loans Outstanding                                                                8,473

                          Ending Aggregate Loan Balance                                                            404,396,690.52

                          Senior Enhancement Percentage                                                                   24.40 %

                          Servicing Fees (including Credit Risk Manager Fees)                                          178,172.62

                          Mortgage Pool Insurance Premium                                                              281,989.12

                          Trustee Fees                                                                                   3,438.89

                          Current Advances                                                                           2,644,481.53

                          Outstanding Advances                                                                       2,722,909.05

                          Delinquent Mortgage Loans
                                                               Group 1
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        26             1,061,520.00                  0.26 %
                                   2 Month                         2                53,152.64                  0.01 %
                                   3 Month                         0                     0.00                  0.00 %
                                    Total                         28             1,114,672.64                  0.27 %
                                    Group Totals
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                        26             1,061,520.00                  0.26 %
                                   2 Month                         2                53,152.64                  0.01 %
                                   3 Month                         0                     0.00                  0.00 %
                                    Total                         28             1,114,672.64                  0.27 %
                                        * Delinquent Bankruptcies are included in the table above.

                                        Bankruptcies

                                       Group 1
                                                            Principal
                                       Number               Balance                Percentage
                                                 9              322,807.12                  0.08 %
                                      Group Totals
                                                            Principal
                                       Number               Balance                Percentage
                                                 9              322,807.12                  0.08 %
                                      * Only Current Bankruptcies are reflected in the table above.

                                        Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00        %

                                                 Group Totals
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00        %

                                        REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance                Percentage
                                                             0                    0.00        %
                                                  Group Totals
                                                                        Principal
                                                   Number               Balance                Percentage
                                                                         0                    0.00        %

                        Current Realized Losses                                                                          0.00

                        Cumulative Realized Losses - Reduced by Recoveries                                               0.00

                        Weighted Average Term to Maturity                                                                 226

                        Trigger Event Occurrence (Effective August 2007)                                                   NO
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr.Enhancement%?)
                        Rolling Three Month Delinquency Rate                                                       0.006572 %
                        Sr.Enhancement Percentage x 16.5%                                                          4.025473 %

                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit?)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                 0.000000 %
                        Cumulative Loss Limit                                                                      3.500000 %

O/C Reporting           Targeted Overcollateralization Amount                                                   12,552,348.70
                        Ending Overcollateralization Amount                                                        863,757.88
                        Ending Overcollateralization Deficiency                                                 11,688,590.82
                        Overcollateralization Release Amount                                                             0.00
                        Monthly Excess Interest                                                                    863,757.62
                        Payment to Class X-1                                                                             0.00

Mortgage Pool Insurance Reporting    Available Deductible                                                          863,757.88
                                     Claims Paid                                                                         0.00
                                     Outstanding Policy Amount                                                  37,657,046.07

